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                                                                      EXHIBIT 10


                             JOINT FILING AGREEMENT

         The undersigned, being authorized thereunto, hereby execute this agreement as an exhibit to this Schedule 13D to evidence the agreement of the below-named parties, in accordance with the rules promulgated pursuant to the Securities Exchange Act of 1934, to file this Schedule, and any amendments or supplements thereto, jointly on behalf of each party.


                                           AXYS PHARMACEUTICALS, INC.


                                           By: /s/ Thomas P. Livingston
                                               ---------------------------------
                                               Name: Thomas P. Livingston
                                               Title: Secretary


                                           APPLERA CORPORATION


                                           By: /s/ Thomas P. Livingston
                                               ---------------------------------
                                               Name: Thomas P. Livingston
                                               Title: Secretary


Dated:  February 13, 2003